Exhibit 3(a)1
                              AMENDED AND RESTATED

                           ARTICLES OF INCORPORATION

                                       OF

                       PUBLIC SERVICE COMPANY OF COLORADO

      Public Service Company of Colorado, a Colorado corporation (the "Corporation"), pursuant to Section 7-110-106 and 107 of the Colorado Business Corporation Act (the "Act"), hereby adopts the following amended and restated Articles of Incorporation.

                                    I.  NAME

      The name of the Corporation is:  Public Service Company of Colorado.

                            II.  PURPOSES AND POWERS

      The objects for which the Corporation is formed and incorporated are as follows:

            1. To manufacture, generate, produce, supply, distribute, transmit and sell gas (natural or artificial), electricity, steam, steam heat and other substances, forces and energies, for the purpose of light, heat, fuel, power or for any other purpose to which the same are now or may hereafter, in the course of new discoveries, improvements or inventions, properly be put.

            2.    To construct,  purchase,  condemn, lease or otherwise acquire, maintain and operate plants and works for manufacturing, generating, producing, supplying and distributing gas, electricity, steam and other substances, forces and energies, and to construct, purchase, condemn, lease or otherwise acquire, maintain and operate lines of mains and other pipes and conductors, and lines of poles, wires and other conductors and appliances, and lands and rights of way for the purpose of conveying, supplying and distributing gas (natural or artificial), electricity, steam and other substances, forces and energies, through highways, streets, alleys and public and private lands and places as the interests of the Corporation may require;
and to make excavations and constructions for the purpose of constructing, repairing and making connections with the same.

            3. To apply for, take out, purchase or otherwise acquire, use or enjoy, and to sell, assign, license and otherwise dispose of any and all inventions, improvements, processes, formulae, letters patent, copyrights, trade-marks, trade names and incorporeal rights of any and every kind whatsoever.

            4. To purchase, lease, acquire by merger, consolidation, or otherwise own, manage, control, maintain and operate the properties, rights, franchises and immunities of any gas, electric, or steam heating company or companies now or hereafter organized.

            5. To manufacture, purchase, lease, sell, or otherwise dispose of electric, gas, steam heating and refrigerating apparatus, appliances and supplies of every kind and nature.

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            6.    To  purchase  or  otherwise  acquire,   own,  hold,  mortgage,
pledge, sell or otherwise dispose of, bonds, debentures, notes, shares of stock or other securities and evidences of indebtedness of any company or companies, without limit in amount, and to issue and exchange for such bonds, debentures, notes, stocks and other securities, its own shares of stock, bonds, debentures, notes or other obligations, to have and exercise in respect thereto all the rights, powers and privileges of individual owners thereof, and to exercise all voting power thereon in furtherance of the objects and purposes of this Corporation.

            7. To purchase, condemn, lease or otherwise acquire, take, hold, operate, or otherwise enjoy, sell, convey, lease or otherwise dispose of any real or personal property, rights, rights of way, ditch rights, water appropriations, easements and franchises, in furtherance of the objects and purposes of this Corporation.

            8. To purchase, lease, or otherwise acquire coal lands and to mine, manage and operate the same for the purpose of supplying its works, plants and others with coal; to sell, lease or otherwise dispose of the same or any part thereof, at pleasure; and to sell or dispose of coal, coke, and any and all of the products of its works and plants.

            9. To construct, purchase, lease, acquire, operate and maintain lines of electric railway and all equipments, buildings, plants, constructions, machinery and appurtenances necessary therefor, and to obtain all requisite easements by condemnation or otherwise.

            10. To borrow money, without limit as to amount, and execute, issue, negotiate and deliver its notes, bonds, debentures or other obligations therefor, and without action of its stockholders to mortgage or pledge any or all of its property, rights, interests and franchises, owned or to be acquired, as security for such notes, bonds or other obligations; and to guarantee or become surety in respect of bonds, notes or other evidences of indebtedness or other obligations of any individual or entity.

            11. To lease, sell, or otherwise dispose of any or all of its properties, rights, interests, franchises and immunities, to any other persons or entities, and to merge or consolidate therewith or to arrange with any entities or persons by contract, lease or otherwise, for the operation and maintenance of the mains, lines, wires, poles, conductors, apparatus, appliances, works, plants or coal mines of this Corporation, or any of them.

            12. To purchase, hold, pledge, sell, or otherwise dispose of its own capital stock, provided that as to any such purchase thereof no funds may be used therefor which would cause an impairment of the capital of the Corporation.

            13. To develop, acquire, own, operate and dispose of any and all other lawful businesses.

            14. To have and exercise any or all such incidental powers, in addition to those hereinabove enumerated, as shall be requisite, proper or convenient to accomplish the objects and powers aforesaid.

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                                      III. TERM

      The Corporation shall have perpetual existence.

                             IV.  BOARD OF DIRECTORS

      A. Bylaws; Officers. The Board of Directors of this Corporation shall have power to make from time to time such prudential bylaws for the government of the corporation as they may deem proper, and to amend, repeal and revise the same. The Board of Directors shall also have power to designate such officers and agents as may be necessary or expedient and to appoint and remove the same at pleasure and to fix the salaries of such officers and agents.

      B. Number. The number of directors of the Corporation shall be fixed by the Bylaws or, if the Bylaws fail to fix such number, then by resolution adopted from time to time by the board of directors.

      C. Conflicting Interest Transactions. As used in this paragraph, "conflicting interest transaction" means any of the following: (i) a loan or other assistance by the Corporation to a director of the Corporation or to an entity in which a director of the Corporation is a director or officer or has a financial interest; (ii) a guaranty by the Corporation of an obligation of a director of the Corporation or of an obligation of an entity in which a director of the Corporation is a director or officer or has a financial interest; or (iii) a contract or transaction between the Corporation and a director of the Corporation or between the Corporation and an entity in which a director of the Corporation is a director or officer or has a financial interest. No conflicting interest transaction shall be void or voidable, be enjoined, be set aside, or give rise to an award of damages or other sanctions in a proceeding by a shareholder or by or in the right of the Corporation, solely because the conflicting interest transaction involves a director of the Corporation or an entity in which a director of the Corporation is a director or officer or has a financial interest, or solely because the director is present at or participates in the meeting of the Corporation's board of directors or of the committee of the board of directors which authorizes, approves or ratifies a conflicting interest transaction, or solely because the director's vote is counted for such purpose, if: (A) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the board of directors or the committee, and the board of directors or committee in good faith authorizes, approves or ratifies the conflicting interest transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors are less than a quorum; or (B) the material facts as to the director's relationship or interest and as to the conflicting interest transaction are disclosed or are known to the shareholders entitled to vote thereon, and the conflicting interest transaction is specifically authorized, approved or ratified in good faith by a vote of the shareholders; or (C) a conflicting interest transaction is fair as to the Corporation of the time it is authorized, approved or ratified by the board of directors, a committee thereof, or the shareholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the board of directors or of a committee which authorizes, approves or ratifies the conflicting interest transaction.

      D. Loans and Guaranties for the Benefit of Directors. Neither the board of directors nor any committee thereof shall authorize a loan by the Corporation to a director of the Corporation or to an entity in which a director of the Corporation is a director or officer or has a financial interest, or a

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guaranty by the  Corporation  of an obligation of a director of the  Corporation or of an obligation of an entity in which a director of the Corporation is a director or officer or has a financial interest, until at least ten days after written notice of the proposed authorization of the loan or guaranty has been given to the shareholders who would be entitled to vote thereon if the issue of the loan or guaranty were submitted to a vote of the shareholders. The requirements of this Section D are in addition to, and not in substitution for, the provisions of Section C of this Article IV.


                           V.  LIMITATION OF LIABILITY

      To the maximum extent permitted by "7-108-402 of the Act (or any successor to such section), a director of the Corporation shall not be liable to the Corporation or its shareholders for monetary damages for breach of fiduciary duty as a director. Neither the amendment, nor the repeal of this Article, nor the adoption of any provision of the Articles of Incorporation inconsistent with this Article, shall eliminate or reduce the protection afforded by this Article to a director of the Corporation with respect to any matter which occurred, or any cause of action, suit or claim which but for this Article would have accrued or arisen, prior to such amendment, repeal or adoption.

                              VI.  INDEMNIFICATION

      To the maximum extent permitted by law, the Corporation shall indemnify any person who is or was a director, officer, agent, fiduciary or employee of the Corporation against any claim, liability, loss or expense arising against or incurred by such person as a result of circumstances, events, actions and omissions occurring in such capacity. The Corporation further shall have the authority to maintain insurance at the Corporation's expense providing for such indemnification, including insurance with respect to claims, liabilities, losses and expenses against which the Corporation would not otherwise have the power to indemnify such persons.

                               VII.  CAPITAL STOCK

      A.    Authorized   Capital.   The   authorized   capital   stock   of  the
Corporation shall consist of the following three classes of capital stock:

            1. Three million (3,000,000) shares of preferred stock with a par value of One Hundred Dollars ($100) per share ("Cumulative Preferred Stock");

            2. Four million (4,000,000) shares of preferred stock with a par value of Twenty-Five Dollars ($25) per share ("Cumulative Preferred Stock ($25)"); and

            3. One Hundred (100) shares of common stock with a par value of One Cent ($.01) per share ("Common Stock").

      Whenever hereafter the words "Cumulative Preferred Stock" shall be used, they shall refer to all series or kinds of Cumulative Preferred Stock. Whenever hereafter the words "Cumulative Preferred Stock ($25)" shall be used, they shall refer to all series or kinds of Cumulative Preferred Stock ($25).

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The two  authorized  classes  of  preferred  stock -- the  Cumulative  Preferred
Stock and the Cumulative Preferred Stock ($25) -- are sometimes referred to hereinafter together as the "Preferred Stock".

      B. Nonassessable. All shares of capital stock of the Corporation shall be nonassessable

      C. Cumulative Voting. Cumulative voting shall not be permitted in any case.

      D. Preemptive Rights. No holder of shares of capital stock of the Corporation, of any class, shall be entitled as a matter of right, on the basis of preemptive rights or otherwise, to subscribe for, purchase or receive any shares of stock, any warrants, rights or options for the purchase or acquisition of shares of stock, or any bonds, debentures or other obligations which shall be convertible into or exchangeable for stock or to which shall be attached or appertain any warrants, instruments or other rights to purchase or acquire stock, which the Corporation may determine to issue or sell from time to time. All such additional issues of stock, rights, options, or of bonds, debentures or other obligations convertible into or exchangeable for stock, or to which such warrants shall be attached or appertain, may be issued and disposed of as determined by the Board of Directors to such persons and upon such terms as in their absolute discretion they may deem advisable.

      E. Changes in Capital Stock. The Corporation reserves the right to increase or decrease its authorized capital stock, or any class or series thereof, or to reclassify the same and to amend, alter, change or repeal any provision contained in these Articles of Incorporation or in any amendment hereto, in the manner now or hereafter prescribed by law, but subject to such conditions and limitations as are herein prescribed, and all rights conferred upon shareholders in these Articles of Incorporation, or any amendment hereto, are granted subject to this reservation.

      F. "Outstanding". No share of stock or evidence of indebtedness shall be deemed to be "outstanding", as that term is used in these Articles of Incorporation, if, prior to or concurrently with the event in reference to which a determination as to the amount thereof outstanding is to be made, the requisite funds for the redemption thereof shall be deposited in trust for that purpose and the requisite notice for the redemption thereof shall be given or the depositary of such funds shall be irrevocably authorized and directed to give or complete such notice or redemption.

      G. Negation of Equitable Interests in Shares or Rights. Unless a person is recognized as a shareholder through procedures established by the Corporation pursuant to "7-107-204 of the Act or any similar law, the Corporation shall be entitled to treat the registered holder of any shares of the Corporation as the owner thereof for all purposes permitted by the Act, including without limitation all rights deriving from such shares, and the Corporation shall not be bound to recognize any equitable or other claim to, or interest in, such shares or rights deriving from such shares on the part of any other person, including without limitation, a purchaser, assignee or pledgee of such shares or of rights deriving from such shares, unless and until such purchaser, assignee, pledgee or other person becomes the registered holder of such shares or is recognized as such, whether or not the Corporation shall have either actual or constructive notice of the interest of such purchaser, assignee, pledgee or other person. By way of example and not of limitation, no such purchaser, assignee, pledgee or other person shall be entitled to receive notice of any meetings of shareholders, to vote at such meetings, to examine a list of shareholders, to be paid dividends or other sums payable to shareholders, or to own, enjoy and exercise any

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other  rights  deriving  from  such  shares,  until  such  purchaser,  assignee, pledgee or other person has become the registered holder of such shares or is recognized as such.

                         VIII.  PREFERRED STOCK-GENERAL

      A. Designation by Board. The Board of Directors of the Corporation, without action by the holders of shares of stock of the Corporation of any class, is hereby authorized, in the appropriate manner required by the Act, subject to the specific provisions set forth in these Articles below, to fix the distinctive designation of any series of the Corporation's authorized
Preferred Stock proposed to be issued and to fix, in respect to each such series:

            1. the annual dividend rate or rates thereof, and the date or dates from which dividends thereon shall be cumulative;

            2. the amount or amounts payable to the holders thereof on any voluntary liquidation, dissolution or winding up of the Corporation;

            3.    the amount or amounts payable upon redemption thereof;

            4. the provisions of the sinking funds, if any, with respect thereto;

            5.    the number of shares to constitute each new series;

            6.    the conversion rights, if any, with respect thereto; and

            7.    such  other  provisions  relating  to the  shares  of each new
series,   not   inconsistent   with  the   provisions   of  these   Articles  of
Incorporation, as the Board of Directors may by law be permitted to fix.

      B. Dividends. The holders of the Preferred Stock, in preference to the holders of any stock ranking junior to the Preferred Stock, shall be entitled to receive cash dividends, at such rate as may be fixed by the Board of Directors and no more, payable quarter-yearly on March first, June first, September first and December first in each year, when and as declared by the Board of Directors, out of any funds of the Corporation legally available therefor. Such dividends shall be cumulative from the date provided therefor in the instrument creating such series of Preferred Stock and shall be paid, or declared and set apart for payment, before any dividends shall be declared or paid on or set apart for the Common Stock or any other class of stock ranking junior to the Preferred Stock as to dividends or assets, so that if for any past dividend period or the current dividend period dividends on the Preferred Stock shall not have been paid, or declared and set apart for payment, the deficiency shall be fully paid or declared and funds set apart for the payment thereof before any dividends shall be declared or paid on or set apart for any class of stock ranking junior to the Preferred Stock as to dividends or assets. No dividends shall at any time be paid on or set apart for any share of Preferred Stock unless at the same time there shall be paid on or set apart for all shares of Preferred Stock then outstanding dividends in such amount that the holders of all shares of Preferred Stock shall receive or have set apart for them a uniform percentage of the full annual dividend to which they are respectively entitled. The term "dividend period", as used herein, refers to each period of three consecutive calendar months ending on the day
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      next  preceding  each  date on  which  dividends,  if  declared,  shall be payable. All shares of Cumulative Preferred Stock, regardless of designation, shall constitute one class of stock and, excepting only as to the rates of dividends payable thereon, the premiums payable on voluntary liquidation, dissolution or winding up, the redemption prices thereof, the provisions of the sinking fund, if any, conversion rights, if any, and other provisions not inconsistent with the provisions of this Article, with respect thereto, shall be of equal rank and confer equal rights upon the holders thereof. All shares of Cumulative Preferred Stock bearing the same dividend rate and being otherwise alike in all respects (except as to the date from which dividends
thereon  shall  be  cumulative)   shall  constitute  one  series  of  Cumulative
Preferred Stock. All shares of Cumulative Preferred Stock ($25), regardless of designation, shall constitute one class of stock and, excepting only as to the
rates  of  dividends   payable  thereon,   the  premiums  payable  on  voluntary
liquidation, dissolution or winding up, the redemption prices thereof, the provisions of the sinking fund, if any, conversion rights, if any, and other provisions not inconsistent with the provisions of this Article, with respect thereto, shall be of equal rank and confer equal rights upon the holders thereof. All shares of Cumulative Preferred Stock ($25) bearing the same dividend rate and being otherwise alike in all respects (except as to the date from which dividends thereon shall be cumulative) shall constitute one series of Cumulative Preferred Stock ($25). The Cumulative Preferred Stock and the Cumulative Preferred Stock ($25) shall be of equal rank and, excepting only as to matters relating to the par values thereof, the voting rights with respect thereto and the variations between the respective series thereof, all shares of Preferred Stock shall confer equal rights upon the holders thereof. Unless and until full cumulative dividends as aforesaid upon the Preferred Stock of all series then outstanding for all past dividend periods and for the current dividend period shall have been paid or declared and set apart for payment, no dividend whatsoever (other than a dividend payable in shares of any class of stock ranking junior to the Preferred Stock as to dividends and assets) shall be paid or declared on, and no distribution shall be made or ordered in respect of, any class of stock ranking junior to the Preferred Stock as to dividends or assets, and no money (other than the net proceeds received from the sale of stock ranking junior to the Preferred Stock as to dividends or assets) shall be set aside or applied to the purchase or redemption (through a sinking fund or otherwise) of any class of stock ranking junior to the Preferred Stock as to dividends or assets.

      The term "accrued dividends" shall be deemed to mean, in respect of any share of Preferred Stock as of any given date, the amount of dividends payable on such share, computed, at the annual dividend rate fixed for such share, from the date on which dividends thereon became cumulative to and including such given date, less the aggregate amount of all dividends which have been paid or which have been declared and set apart for payment on such share. Accumulations of dividends shall not bear interest.

      C. Liquidation. In the event of the liquidation, dissolution or winding up, whether voluntary or involuntary, of the Corporation, the holders of shares of Preferred Stock shall be entitled, in preference to any class of stock ranking junior to the Preferred Stock as to dividends or assets, to be paid in full, out of the net assets of the Corporation, the par value of their shares plus an amount equal to the accrued dividends on such shares to the date of distribution. In the event such liquidation, dissolution or winding up of the Corporation is voluntary, the holders of any series of Preferred Stock shall also be entitled to receive for each share, in preference to any class of stock ranking junior to the Preferred Stock as to dividends or assets, such premium or premiums as may be fixed for shares of such series by the Board of Directors. Unless and until such payment in full is made to the holders of shares of Preferred Stock, no distribution shall be made to any class of stock ranking junior to the Preferred Stock as to dividends or assets. If upon any liquidation, dissolution or winding
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      up, the assets  distributable  among the holders of the Preferred Stock of
all  series   shall  be   insufficient   to  permit  the  payment  of  the  full
preferential amounts to which they shall be entitled then the entire assets of the Corporation to be distributed shall be distributed among the holders of the Preferred Stock of all series then outstanding ratably in proportion to the full preferential amounts to which they are respectively entitled. A statutory consolidation or merger of the Corporation shall not be deemed to be a liquidation, dissolution or winding up of the Corporation within the meaning of this Section C.

      D. Redemption. The Board of Directors of the Corporation shall have the right at any time or from time to time to redeem all or any part of the Preferred Stock or all or any part of the shares of one or more series thereof upon and by paying the holders of the shares to be redeemed the redemption price or prices of said shares, which shall include, in each case, an amount equal to the accrued dividends on said shares to the date fixed for redemption. The redemption price or prices shall be fixed by the Board of Directors. Not less than thirty (30) nor more than sixty (60) days prior to the date fixed for redemption of any shares of Preferred Stock, notice of the intention of the Corporation to redeem such shares, specifying the date and place of redemption, shall be deposited in a United States post office or mail box at any place in the United States addressed to each holder of record of the shares to be redeemed at his address as the same appears upon the records of the Corporation and the time of such mailing shall be deemed to be the time of the giving of such notice. In every case of redemption of fewer than all the outstanding shares of any one series of Preferred Stock, the shares of such series to be redeemed shall be chosen by lot in such manner as may be prescribed by resolution of the Board of Directors. The Corporation may deposit with a bank or trust company, which shall be named in the notice of redemption and shall be located in Denver, Colorado, or in the City of New York, New York, and which bank or trust company shall have capital, surplus and undivided profits aggregating at least $10,000,000, the aggregate redemption price of the shares to be redeemed, in trust for the payment thereof on or before the redemption date to the holders of such shares, upon surrender of the certificates for such shares. Such deposit in trust may, at the option of the Corporation, be upon terms whereby in case the holder of any shares of Preferred Stock called for redemption shall not, within six (6) years after the date fixed for redemption of such shares, claim the amount on deposit with any bank or trust company for the payment of the redemption price of said shares, such bank or trust company shall on demand pay to or upon the written order of the Corporation or its successor such amount and thereupon such bank or trust company shall be released from any and all further liability with respect to the payment of such redemption price and the holder of said shares shall be entitled to look only to the Corporation or its successor for the payment thereof. Upon the giving of notice of redemption and upon the deposit of the redemption price, as aforesaid (subject, as to shares of any series, to such conversion rights, if any, pertaining to such series as may be fixed for the shares thereof), or, if no such deposit is made, upon the redemption date (unless the Corporation defaults in making payment of the redemption price as set forth in such notice), such holders shall cease to be shareholders with respect to said shares, and from and after the making of said deposit and the giving of said notice (subject, as to shares of any series, to such conversion rights, if any, pertaining to such series as may be fixed for the shares thereof), or, if no such deposit is made, after the redemption date (the Corporation not having defaulted in making payment of the redemption price as set forth in such notice), said shares shall no longer be transferable on the books of the Corporation, and the said holders shall have no interest in or claim against the Corporation with respect to said shares, but shall be entitled only to receive the redemption price on the date fixed for redemption as aforesaid from said bank or trust company, or from the Corporation, without interest thereon, upon surrender of the certificates as aforesaid.

      Nothing herein contained shall limit any legal rights of the Corporation to purchase any shares of the Preferred Stock.

      E.    Voting.

            1. So long as any shares of Preferred Stock of any series are outstanding the Corporation shall not, without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Cumulative Preferred Stock of all series, voting as one class, and the affirmative vote of the holders of at least two-thirds of the outstanding shares of Cumulative Preferred Stock ($25) of all series, voting as one class:

                  (a)   Amend   the    provisions    of   these    Articles   of
      Incorporation so as to create or authorize any stock ranking prior in any respect to the Preferred Stock or issue any such stock; or

                  (b) Change, by amendment to these Articles of Incorporation or otherwise, the terms and provisions of the Preferred Stock so as to affect adversely the rights and preferences of the holders thereof; provided, however, that if any such change will affect adversely the holders of shares of either the Cumulative Preferred Stock or the Cumulative Preferred Stock ($25) at the time outstanding, but not both, the consent only of the holders of at least two-thirds of the outstanding shares of the class of Preferred Stock so adversely affected shall be required; and provided, further, that if any such change will affect adversely the holders of one or more, but less than all, of the series of either class of Preferred Stock at the time outstanding, the consent only of the holders of at least two-thirds of the total number of shares of the series so adversely affected shall be required.

      No consent of the holders of Preferred Stock shall be required in respect of any transaction enumerated in this subparagraph ( 1) if at or prior to the time when such transaction is to take effect provision is made for the redemption or other retirement of all shares of Preferred Stock at the time outstanding, the consent of which would otherwise be required hereunder.

            2. So long as any shares of Preferred Stock of any series are outstanding the Corporation shall not, without the affirmative vote of at least two-thirds of the voting power of the outstanding shares of Preferred Stock of all series, voting for such purpose as a single class in such manner that the holders of the Cumulative Preferred Stock shall have four (4) votes per share and the holders of the Cumulative Preferred Stock ($25) shall have one (1) vote per share, issue any shares of Preferred Stock or shares of any stock ranking on a parity with the Preferred Stock, other than in exchange for, or for the purpose of effecting the redemption or other retirement of outstanding shares of Preferred Stock, or shares of any stock ranking on a parity therewith, having no less than the same aggregate par value, unless

                  (a) The gross income (determined in accordance with generally accepted accounting principles) of the Corporation available for the payment of interest charges shall, for a period of twelve consecutive calendar months within the fifteen calendar months next preceding the issue of such shares, have been at least one and one-half (1-1/2) times the sum of (i) the interest for one year on all funded indebtedness and notes payable of the Corporation maturing more than twelve
                                       9
                  months after, and outstanding at, the date of issue of such shares, and (ii) an amount equal to the dividend requirement for one year on all shares of the Preferred Stock of all series and on all other shares of stock, if any, ranking prior to or on a parity with the Preferred Stock, which shall be outstanding after the issue of the shares proposed to be issued; and

                  (b)   The  capital  represented  by the  Common  Stock and the
      surplus accounts of the Corporation shall be not less than the aggregate amount payable on the involuntary dissolution, liquidation or winding up of the Corporation, in respect of all shares of Preferred Stock and all
      shares  of  stock,  if  any,  ranking  prior  thereto,   or  on  a  parity
      therewith, which shall be outstanding after the issue of the shares proposed to be issued.

      No  consent  of  the  holders  of  Cumulative  Preferred  Stock  shall  be required in respect of any transaction described in this subparagraph (2) if at or prior to the time when such transaction is to take effect provision is made for the redemption or other retirement of all shares of Cumulative Preferred Stock at the time outstanding, and no consent of the holders of Cumulative Preferred Stock ($25) shall be required in respect of any transaction described in this subparagraph (2) if at or prior to the time when such transaction is to take effect provision is made for the redemption or other retirement of all shares of Cumulative Preferred Stock ($25) at the time outstanding.

            3. So long as any shares of Preferred Stock of any series are outstanding, the Corporation shall not, without the affirmative vote of more than one-half of the voting power of the outstanding shares of Preferred Stock of all series, voting as one class for such purpose in such manner that the holders of the Cumulative Preferred Stock shall have four (4) votes per share and the holders of the Cumulative Preferred Stock ($25) shall have one (1) vote per share:

                  (a) Issue or assume any unsecured notes, debentures or other securities representing unsecured indebtedness for any purpose other than the refunding of secured or unsecured indebtedness theretofore created or assumed by the Corporation and then outstanding or the retiring, by redemption or otherwise, of shares of the Preferred Stock or shares of any stock ranking prior thereto or on a parity therewith, if immediately after such issue or assumption the total principal amount of all unsecured notes, debentures or other securities representing unsecured indebtedness issued or assumed by the Corporation and then outstanding would exceed fifteen per centum (15%) of the aggregate of (i) the total principal amount of all bonds or other securities representing secured indebtedness issued or assumed by the Corporation and then outstanding, and (ii) the total of the capital and surplus of the Corporation, as then recorded on its books; or

                  (b)   Merge or  consolidate  with  any  other  corporation  or
      corporations or sell the property of the Corporation as or substantially as an entirety unless such merger, consolidation or sale or the issue or assumption of all securities to be issued or assumed in connection therewith shall have been ordered, approved or permitted by any regulatory authority then having jurisdiction in the premises; provided that the provisions of this clause (b) shall not apply to any mortgage of all or substantially all the property of the Corporation, or to a purchase or other acquisition by the Corporation of the assets or franchises of another corporation, or to any other transaction which does
                                       10
      not include such a merger, consolidation or sale of property, or to any merger or consolidation with or sale to a subsidiary or subsidiaries of the Corporation.

      No consent of the holders of the Cumulative Preferred Stock shall be required by reason of the provisions of this subparagraph (3) if, at or prior to the issue of any such securities representing unsecured indebtedness, or such consolidation, merger or sale, provision is made for the redemption or other retirement of all shares of Cumulative Preferred Stock then outstanding and no consent of the holders of the Cumulative Preferred Stock ($25) shall be required by reason of the provisions of this subparagraph (3) if, at or prior to the issue of any such securities representing unsecured indebtedness, or such consolidation, merger or sale, provision is made for the redemption or other retirement of all shares of Cumulative Preferred Stock ($25) then outstanding.

            4. No provision contained in subparagraphs 1, 2 or 3 of this Section E is intended or shall be construed to relieve the Corporation from compliance with any applicable statutory provision requiring the vote or consent of a greater number of the outstanding shares of the Cumulative Preferred Stock or the Cumulative Preferred Stock ($25).

      F. Divided Arrearages. No holder of the Preferred Stock shall be entitled to vote for the election of directors or in respect of any matter, except as provided in subparagraph 1, 2 and 3 of paragraph E of this Article VIII, or as hereinafter provided in this Section, or as may be required by law. If, however, dividends payable on the outstanding Preferred Stock shall be accumulated and unpaid in an amount equivalent to four (4) quarter-yearly dividends, the holders of such Preferred Stock shall be entitled thereafter and until, but only until, all such accumulated and unpaid dividends shall have been fully paid or declared and funds set apart for the payment thereof
(a) voting for such purpose as a single class in such manner that the holders of the Cumulative Preferred Stock shall have four (4) votes per share and the holders of the Cumulative Preferred Stock ($25) shall have one (1) vote per share, at each succeeding annual meeting of shareholders, to elect the smallest number of directors necessary to constitute a majority of the Board of Directors, the remaining directors to be elected as usual by the holders of the Common Stock; and (b) to vote on all questions other than for the election of directors in such manner that the holders of the Cumulative Preferred Stock shall have twenty (20) votes per share and the holders of the Cumulative Preferred Stock ($25) shall have five (5) votes per share; provided that if and when profits available for dividends are in excess of such accumulated and unpaid dividends, then the declaration and payment of such dividends shall not be unreasonably withheld.

      In consideration of the issue by the Corporation, and the purchase by the holders thereof, of shares of the capital stock of the Corporation, each and every present and future holder of shares of the capital stock of the Corporation shall be conclusively deemed, by acquiring or holding such shares, to have expressly consented to all and singular the terms and provisions of this Section F and to have agreed that the voting rights of such holder and the restrictions and qualifications thereof shall be as set forth in this Section.

                                IX.  COMMON STOCK

      A. Dividends. Subject to the limitations set forth in these Articles of Incorporation, dividends may be paid on shares of the Common Stock, out of any funds legally available for the purpose, when and as declared by the Board of Directors.
                                       11

      B. Liquidation. In the event of any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after there shall have been paid to or set apart for the holders of shares of all classes of stock ranking prior to the Common Stock, the full preferential amounts to which they are respectively entitled under the foregoing provisions of these Articles of Incorporation, the remaining assets of the Corporation available for payment and distribution to shareholders shall be distributed ratably in accordance with their holdings to the holders of shares of the Common Stock.

      C. Voting. All voting power shall vest exclusively in the holders of shares of the Common Stock and such holders shall constitute the sole voting group of the Corporation, except as the Act shall expressly provide to the contrary, and except as and to the extent hereinbefore in these Articles of Incorporation otherwise provided. Each holder of Common Stock shall, in the election of directors and upon each other matter coming before any meeting of shareholders, be entitled to one vote for each share of such stock standing in the name of such holder on the books of the Corporation.

                          X.  PREFERRED STOCK-BY SERIES

      A. 4-1/4% Cumulative Preferred Stock. There is hereby established by the Board of Directors a series of Cumulative Preferred Stock designated and to be known as the "4-1/4% Cumulative Preferred Stock" of the Corporation.
The shares of such series shall have, in addition to the general terms and characteristics of all the authorized shares of Cumulative Preferred Stock set forth above, the following distinctive terms and characteristics:

            1. the annual dividend rate for the shares of such series shall be four and one-quarter percent (4.25%);

            2. the premium payable to the holders of the shares of such series, in the event of any voluntary liquidation, dissolution or winding up of the Corporation, shall be one percent (1%) of the par value thereof;

            3. the redemption price payable to the holders of the shares of such series shall be $101 per share plus an amount equal to the accrued dividends to the date fixed for redemption; and

            4. the number of authorized shares of such series shall be One Hundred Seventy Five Thousand (175,000).

      B. 4.20% Cumulative Preferred Stock. There is hereby established by the Board of Directors a series of Cumulative Preferred Stock which shall be designated and known as the "4.20% Cumulative Preferred Stock" of the
Corporation. The shares of such series shall have, in addition to the general terms and characteristics of all the authorized shares of Cumulative Preferred Stock set forth above, the following distinctive terms and characteristics:

            1. the annual dividend rate for the shares of such series shall be four and two-tenths percent (4.20%);

            2. the premium payable to holders of the shares of such series in the event of any voluntary liquidation, dissolution or winding up of the Corporation shall be one percent (1%) of the par value thereof;

            3. the redemption price payable to the holders of the shares of such series upon the redemption of all or any part of the shares of such series shall be $101 per share plus an amount equal to accrued dividends to the date fixed for redemption; and

            4. the number of shares constituting such series shall be 100,000.

      C. 4-1/2% Cumulative Preferred Stock. There is hereby established by the Board of Directors a series of Cumulative Preferred Stock which shall be designated and known as the "4-1/2% Cumulative Preferred Stock" of the Corporation. The shares of such series shall have, in addition to the general terms and characteristics of all the authorized shares of Cumulative Preferred Stock set forth above, the following distinctive terms and characteristics:

            1. the annual dividend rate for the shares of such series shall be four and one-half percent (4-1/2%);

            2. the premium payable to holders of the shares of such series in the event of any voluntary liquidation, dissolution or winding up of the Corporation shall be one percent (1 %) of the par value thereof;

            3. the redemption price payable to the holders of the shares of such series upon the redemption of all or any part of the shares of such series shall be $101 per share plus an amount equal to accrued dividends to the date fixed for redemption; and

            4. the number of shares constituting such series shall be 65,000.

      D. 4.64% Cumulative Preferred Stock. There is hereby established by the Board of Directors a series of Cumulative Preferred Stock which shall be designated and known as the "4.64% Cumulative Preferred Stock" of the
Corporation. The shares of such series shall have, in addition to the general terms and characteristics of all the authorized shares of Cumulative Preferred Stock set forth above, the following distinctive terms and characteristics:

            1. the annual dividend rate for the shares of such series shall be four and sixty-four hundredths percent (4.64%);

            2. the premium payable to holders of the shares of such series in the event of any voluntary liquidation, dissolution or winding up of the Corporation shall be one percent (1%) of the par value thereof;

            3. the redemption price payable to the holders of the shares of such series upon the redemption of all or any part of the shares of such series shall be $101 per share plus an amount equal to accrued dividends to the date fixed for redemption; and
                                       13

            4. the number of shares constituting such series shall be 160,000.

      E. 4.90% Cumulative Preferred Stock. There is hereby established by the Board of Directors a series of Cumulative Preferred Stock which shall be designated and known as the "4.90% Cumulative Preferred Stock" of the
Corporation. The shares of such series shall have, in addition to the general terms and characteristics of all the authorized shares of Cumulative Preferred Stock set forth above, the following distinctive terms and characteristics:

            1. the annual dividend rate for the shares of such series shall be four and nine-tenths percent (4.90%);

            2. the premium payable to holders of the shares of such series in the event of any voluntary liquidation, dissolution or winding up of the Corporation shall be one percent (1%) of the par value thereof;

            3. the redemption price payable to the holders of the shares of such series upon the redemption of all or any part of the shares of such series shall be $101 per share plus an amount equal to accrued dividends to the date fixed for redemption; and

            4. the number of shares constituting such series shall be 150,000.

      F. 4.90% Cumulative Preferred Stock, 2nd Series. There is hereby established by the Board of Directors a series of Cumulative Preferred Stock which shall be designated and known as the "4.90% Cumulative Preferred Stock, 2nd Series" of the Corporation. The shares of such series shall have, in addition to the general terms and characteristics of all the authorized shares of Cumulative Preferred Stock set forth above, the following distinctive terms and characteristics:

            1. the annual dividend rate for the shares of such series shall be four and nine-tenths percent (4.90%);

            2. the premium payable to holders of the shares of such series in the event of any voluntary liquidation, dissolution or winding up of the Corporation shall be one percent (1 %) of the par value thereof;

            3. the redemption price payable to the holders of the shares of such series upon the redemption of all or any part of the shares of such series shall be $101 per share plus an amount equal to accrued dividends to the date fixed for redemption; and

            4. the number of shares constituting such series shall be 150,000.

      G. 7.15% Cumulative Preferred Stock. There is hereby established by the Board of Directors a series of Cumulative Preferred Stock which shall be designated and known as the "7.15% Cumulative Preferred Stock" of the
Corporation. The shares of such series shall have, in addition to the general terms and characteristics of all the authorized shares of Cumulative Preferred Stock set forth above, the following distinctive terms and characteristics:
                                       14

            1. the annual dividend rate for the shares of such series shall be seven and fifteen-hundredths percent (7.15%);

            2. the premium payable to holders of the shares of such series in the event of any voluntary liquidation, dissolution or winding up of the Corporation shall be one percent (1%) of the par value thereof;

            3. the redemption price payable to the holders of the shares of such series upon the redemption of all or any part of the shares of such series shall be $100 per share plus an amount equal to accrued dividends to the date fixed for redemption; and

            4. the number of shares constituting such series shall be 250,000.

      H. 7.50% Cumulative Preferred Stock. There is hereby established by the Board of Directors a series of Cumulative Preferred Stock which shall be designated and known as the "7.50% Cumulative Preferred Stock" of the
Corporation. The shares of such series shall have, in addition to the general terms and characteristics of all the authorized shares of Cumulative Preferred Stock set forth above, the following distinctive terms and characteristics:

            1. The annual dividend rate of the shares of such series shall be seven and one-half percent (7.50%) (computed on the basis of a 360-day year, 30-day month) and such dividend shall be cumulative from the date on which the shares of such series are originally issued.

            2. The liquidation price payable to holders of the shares of such series in the event of any voluntary liquidation, dissolution or winding up of the Corporation shall be the following percentages of the par value thereof if such event shall occur during the twelve-month period ending on the last day of August of the indicated year:


                 Year                          Percentage of Par Value

                 1997                                  101.75%

                 1998                                  101.50%

                 1999                                  101.25%

                 2000                                  101.00%

                 2001                                  100.75%

                 2002                                  100.50%

                 2003                                  100.25%

and 100% of the par value thereof if such event shall occur at any time after August 31, 2003, plus, in each case, an amount equal to accrued and unpaid dividends to the date of such payment.
                                       15

            3. The redemption prices payable to the holders of the shares of such series upon the redemption of all or any part of the shares of such series shall be the following redemption prices per share if redeemed during the twelve-month period ending on the last day of August of the indicated year:


                 Year                              Redemption Price

                 1997                                  $101.75

                 1998                                  $101.50

                 1999                                  $101.25

                 2000                                  $101.00

                 2001                                  $100.75

                 2002                                  $100.50

                 2003                                  $100.25

and $100 per share if redeemed at any time after August 31, 2003, plus, in each case, an amount equal to accrued and unpaid dividends to the date fixed for redemption.

            4.

                  (a) On July 1, 1984, and on each July 1 thereafter (so long as any shares of the 7.50% Cumulative Preferred Stock are outstanding), the Corporation shall set aside in a sinking fund for the purchase of shares of the 7.50% Cumulative Preferred Stock an amount from the legally available funds of the Corporation sufficient to purchase 12,000 of such shares (or the number of such shares then outstanding if less than 12,000) at a purchase price equal to the total of $100 per share plus, in each case, an amount equal to the accrued and unpaid dividends thereon to the date of purchase. The funds so set aside in the sinking fund pursuant to this subparagraph (a) or any of the following subparagraphs of this paragraph 4, shall be deposited in a separate sinking fund account.

                  (b) Concurrently with setting aside funds in the sinking fund for the 7.50% Cumulative Preferred Stock, the corporation shall offer to purchase 12,000 shares of the 7.50% Cumulative Preferred Stock (or the number of such shares then outstanding if fewer than 12,000) at the purchase price specified in subparagraph (a) above. No redemption of shares of the 7.50% Cumulative Preferred Stock pursuant to paragraph 3 above nor any purchase or other acquisition [other than pursuant to this paragraph 4] of such shares by the Corporation shall constitute a credit against the number of shares which the Corporation is required to offer to purchase pursuant to this paragraph 4.

                  (c) The annual obligation of the Corporation to set aside funds in the sinking fund for the 7.50% Cumulative Preferred Stock and to make the offer to purchase shares thereof as required by subparagraphs (a) and (b) above shall be a cumulative obligation and shall continue in
                                       16
      effect until fully satisfied, whether any failure of the Corporation to fulfill such obligation is due to insufficiency of legally available funds or otherwise. To the extent that the Corporation shall not have, on any date on which the setting aside of funds in the sinking fund is required pursuant to subparagraph (a) above, funds legally available for such purpose in the full amount required to be set aside pursuant thereto, it shall set aside in the sinking fund on such date such funds,if any, as are then legally available, and as soon thereafter as any funds or any additional funds become legally available,it shall set aside such funds in the sinking fund in an amount not in excess of the amount necessary to fulfill such cumulative obligation. Notwithstanding the foregoing, if at any time the Corporation shall have outstanding any Parity Sinking Fund Preferred Stock other than the 7.50% Cumulative Preferred Stock, shall be obligated to set aside legally available funds in the sinking fund for the 7.50% Cumulative Preferred Stock and the sinking fund or funds for such other Parity Sinking Fund Preferred Stock, and shall not have sufficient funds legally available to so set aside the full amount required for all such sinking funds, such legally available funds as the Corporation then has shall be distributed among all such sinking funds in proportion to the amounts which the Corporation is then obligated to set aside in each such sinking fund. At any time following the setting aside of funds in the sinking fund for the 7.50% Cumulative Preferred Stock pursuant to this subparagraph (c) when the amount available in such sinking fund is sufficient to purchase at least 2,000 shares thereof at the pricespecified in subparagraph (a), the Corporation shall promptly offer to purchase such number of whole shares of 7.50% Cumulative Preferred Stock as may be purchased with such amount available at the purchase price specified in subparagraph (a) above.

                  (d) Any offer to purchase shares of the 7.50% Cumulative Preferred Stock pursuant to this paragraph 4 shall be made by mailing a notice thereof by first class mail, postage prepaid, to each holder of shares of the 7.50% Cumulative Preferred Stock at the address to which such holder shall have requested that notices be sent, or if such holder shall have made no such request, to such holder's address as the same shall appear on the stock register of the Corporation. Such notice shall specify the number of such shares which the Corporation is offering to purchase hereunder and the date of purchase, which shall be 60 days after the date of any such notice. Each holder wishing to accept such offer shall notify the Corporation not later than 30 days prior to the date of purchase of the number of such shares which such holder proposes to sell in response to such offer.

                  (e) If the total number of shares of the 7.50% Cumulative Preferred Stock which all holders accepting such offer propose to sell is fewer than or equal to the total number of such shares which the Corporation has offered to buy, the Corporation shall apply the sinking fund so established to purchase all such shares so offered.

                  (f) If the total number of shares of the 7.50% Cumulative Preferred Stock which all holders accepting such offer propose to sell exceeds the total number of such shares which the Corporation has offered to purchase, the number of such shares to be purchased from each such holder shall be determined in the following manner:

                        (i) The number of shares of the 7.50% Cumulative Preferred Stock to be purchased from each such holder shall be equivalent to the lesser of (A) the total number of such shares tendered to the Corporation by such holder, and (B) the number of such shares which bears the same  proportion  to the total number of
            such shares to be purchased by the Corporation pursuant to such offer as the total number of such shares held by such holder bears to the total number of such shares held by all holders accepting such offer;

                        (ii) If the total number of shares of the 7.50% Cumulative Preferred Stock to be purchased from all such holders determined in accordance with clause (i) above shall be fewer than the total number of such shares which the Corporation has offered to purchase, then the number of such shares to be purchased from each such holder whose number of shares was determined pursuant to subclause (B) of clause (i) above shall be redetermined and shall be equivalent to the lesser of (A) the total number of such shares tendered to the Corporation by such holder, and (B) the number of such shares which bears the same proportion to a number equal to the difference between (x) the total number of such shares to be purchased by the Corporation pursuant to such offer and (y) the total number of such shares to be purchased by it from all holders whose number of shares was determined pursuant to subclause (A) of clause (i) above, as the total number of such shares held by such holder whose number of shares was determined pursuant to subclause
            (B) of clause (i) above bears to the total number of such shares held by all holders whose number of shares was determined pursuant to subclause (B) of clause (i) above; and

                        (iii) If  the  total  number  of  shares  of  the  7.50%
            Cumulative Preferred Stock to be purchased from all such holders in accordance with clauses (i) and (ii) above shall be fewer than the total number of such shares which the Corporation has offered to purchase, then the number of such shares to be purchased from each such holder whose number of shares was determined pursuant to subclause (B) of clause (ii) above shall be redetermined in the same manner as provided in clause (ii), until the total number of such shares to be purchased from all holders proposing to sell in response to such offer shall be equivalent to the total number of such shares which the Corporation has offered to purchase.

            If the number of shares of the 7.50% Cumulative Preferred Stock to be purchased from each holder shall be determined in accordance with clause (i), (ii) or (iii) above, the Corporation shall notify each such holder of the number of such shares to be purchased from such holder not later than 15 days prior to the date of purchase, and the Corporation shall apply the sinking fund to the purchase of such shares.

                  (g) On each purchase of shares of the 7.50% Cumulative Preferred Stock pursuant to this paragraph 4, the Corporation shall pay any transfer or other taxes to which any holder selling shares to the Corporation may be subject, other than income taxes on any dividend or gain received by the holder as a result of such sale.

                  (h) Five days after the expiration date of the 60-day period referred to in subparagraph (d) above, the balance, if any, of the sinking fund not expended for the purchase and retirement of shares, after deducting any amounts required for the payment of shares purchased but not delivered to the Corporation prior to such date, shall be restored to the general funds of the
                                       18

                  Corporation, free from the sinking fund requirement for the then calendar year, but only if the Corporation shall have satisfied in full its cumulative obligation under this paragraph 4.

                  (i)   If  at  any  time  the   Corporation   shall   not  have
      satisfied in full its cumulative obligation under this paragraph 4, the Corporation will not

                        (i) declare, pay, or set aside any amount for the payment of any dividends, or make any distribution, on its Common Stock or any class of stock ranking as to dividends or other distributions junior to shares of the 7.50% Cumulative Preferred Stock, or

                        (ii) redeem, purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any shares of Common Stock or any class of stock or series thereof ranking as to dividends or other distributions junior or equal to the shares of the 7.50% Cumulative Preferred Stock (including any other series of Cumulative Preferred Stock), except that if the Corporation shall set aside funds in the sinking fund or funds for any other Parity Sinking Fund Preferred Stock in accordance with the third sentence of subparagraph (c) above, it may redeem or purchase shares of such other Parity Sinking Fund Preferred Stock in partial fulfillment of its sinking fund obligations with respect thereto.

                  (j)   For purposes of this paragraph 4,

                        (i)   the term  "Parity  Sinking Fund  Preferred  Stock"
            shall mean any series of Preferred Stock (including the 7.50% Cumulative Preferred Stock) or any other class or series of stock of the Corporation ranking on a parity with the Cumulative Preferred Stock as to the payment of dividends and the distribution of assets, and the terms of which shall (A) obligate the Corporation to provide a sinking fund for the redemption or purchase of shares thereof, and (B) require the Corporation, if it shall not have sufficient funds legally available to set aside and deposit the full amount for all such sinking funds, to distribute such funds as are then available among all such sinking funds in proportion to the amounts which the Corporation is then obligated to deposit in each such sinking fund, and to apply the funds so distributed to the redemption or purchase of shares in partial fulfillment of its obligation with respect to such sinking fund; and

                        (ii) the term "Subsidiary" shall mean any corporation at least the majority of the stock of which having general voting rights is, at the time as of which any determination is being made, owned by the Corporation either directly or through Subsidiaries.

            5. All shares of the 7.50% Cumulative Preferred Stock redeemed, purchased (including, without limitation, pursuant to paragraph 4 above) or otherwise acquired by the Corporation shall be canceled. Such shares shall be restored to the status of authorized but unissued shares of Cumulative Preferred Stock, but
                                       19
            shall not be reissued as shares of the 7.50% Cumulative Preferred Stock.

            6. The number of shares constituting such series shall be 300,000.

      I. 8.40% Cumulative Preferred Stock. There is hereby established by the Board of Directors a series of Cumulative Preferred Stock which shall be designated and known as the "8.40% Cumulative Preferred Stock" of the
Corporation. The shares of such series shall have, in addition to the general terms and characteristics of all the authorized shares of Cumulative Preferred Stock set forth above, the following distinctive terms and characteristics:

            1. The annual dividend rate of the shares of such series shall be eight and four-tenths percent (8.40%) (computed on the basis of a 360 day year, 30-day month) and such dividends shall be cumulative from the date on which the shares of such series are originally issued.

            2. The liquidation price payable to holders of the shares of such series in the event of any voluntary liquidation, dissolution or winding up of the Corporation shall be the following percentages of the par value thereof if such event shall occur during the twelve-month period ending on the last day of July of the indicated year:

                 Year                          Percentage of Par Value

                 1997                                  102.00%

                 1998                                  101.75%

                 1999                                  101.50%

                 2000                                  101.25%

                 2001                                  101.00%

                 2002                                  100.75%

                 2003                                  100.50%

                 2004                                  100.25%

and 100% of the par value thereof if such event shall occur at any time after July 31, 2004, plus, in each case, an amount equal to accrued and unpaid dividends to the date of such payment.

            3. The redemption prices payable to the holders of the shares of such series upon the redemption of all or any part of the shares of such series shall be the following redemption prices per share if redeemed during the twelve-month period ending on the last day of July of the indicated year:


                 Year                              Redemption Price

                 1997                                  $102.00

                 1998                                  $101.75

                 1999                                  $101.50

                 2000                                  $101.25

                 2001                                  $101.00

                 2002                                  $100.75

                 2003                                  $100.50

                 2004                                  $100.25

and $100 per share if redeemed at any time after July 31, 2004, plus, in each case, an amount equal to accrued and unpaid dividends to the date fixed for redemption.

            4.

                  (a) On July 1, 1985, and on each July 1 thereafter (so long as any shares of the 8.40% Cumulative Preferred Stock are outstanding), the Corporation shall set aside in a sinking fund for the purchase of shares of the 8.40% Cumulative Preferred Stock an amount from the legally available funds of the corporation sufficient to purchase 13,760 of such shares (or the number of such shares then outstanding if less than 13,760) at a purchase price equal to the total of $100 per share plus, in each case, an amount equal to the accrued and unpaid dividends thereon to the date of purchase. The funds so set aside in the sinking fund pursuant to this subparagraph (a) or any of the following subparagraphs of this paragraph 4 shall be deposited in a separate sinking fund account.

                  (b) Concurrently with setting aside funds in the sinking fund for the 8.40% Cumulative Preferred Stock, the Corporation shall offer to purchase 13,760 shares of the 8.40% Cumulative Preferred Stock (or the number of such shares then outstanding if fewer than 13,760) at the purchase price specified in subparagraph (a) above. No redemption of shares of the 8.40% Cumulative Preferred Stock pursuant to paragraph 3 above nor any purchase or other acquisition (other than pursuant to this paragraph 4) of such shares by the corporation shall constitute a credit against the number of shares which the Corporation is required to offer to purchase pursuant to this paragraph 4.

                  (c)   The annual  obligation of the  Corporation  to set aside
      funds in the sinking fund for the 8.40% Cumulative Preferred Stock and to make the offer to purchase shares thereof as required by subparagraphs (a) and (b) above shall be a cumulative obligation and shall continue in effect until fully satisfied, whether any failure of the Corporation to fulfill such obligation is due to insufficiency of legally available funds or otherwise. To the extent that the Corporation shall not have, on any date on which the setting aside of funds in the sinking fund is required pursuant to subparagraph (a) above, funds legally available for such purpose in the full amount required to be set aside pursuant thereto, it shall set aside in the sinking fund on such date such funds, if any, as are then legally available, and as soon thereafter as any funds or any additional funds become legally available, it shall set aside such funds in the sinking fund in an amount not in excess of the amount necessary to fulfill such cumulative obligation. Notwithstanding the foregoing, if at any time the Corporation shall have outstanding any Parity Sinking Fund Preferred Stock other than the 8.40% Cumulative Preferred Stock, shall be obligated to set aside legally available funds in the sinking fund for the 8.40% Cumulative Preferred Stock and the sinking fund or funds for such other Parity Sinking Fund Preferred Stock, and shall not have sufficient funds legally available to so set aside the full amount required for all such sinking funds, such legally available funds as the Corporation then has shall be distributed among all such sinking funds in proportion to the amounts which the Corporation is then obligated to set aside in each such sinking fund. At any time following the setting aside of funds in the sinking fund for the 8.40% Cumulative Preferred Stock pursuant to this subparagraph (c), when the amount available in such sinking fund is sufficient to purchase at least 2,000 shares thereof at the price specified in subparagraph (a), the Corporation shall promptly offer to purchase such number of whole shares of 8.40% Cumulative Preferred Stock as may be purchased with such amount available at the purchase price specified in subparagraph (a) above.

                  (d) Any offer to purchase shares of the 8.40% Cumulative Preferred Stock pursuant to this paragraph 4 shall be made by mailing a notice thereof by first class mail, postage prepaid, to each holder of shares of the 8.40% Cumulative Preferred Stock at the address to which such holder shall have requested that notices be sent, or if such holder shall have made no such request, to such holder's address as the same shall appear on the stock register of the Corporation. Such notice shall specify the number of such shares which the Corporation is offering to purchase hereunder and the date of purchase, which shall be 60 days after the date of any such notice. Each holder wishing to accept such offer shall notify the Corporation not later than 30 days prior to the date of purchase of the number of such shares which such holder proposes to sell in response to such offer.

                  (e) If the total number of shares of 8.40% Cumulative Preferred Stock which all holders accepting such offer propose to sell is fewer than or equal to the total number of such shares which the Corporation has offered to buy, the Corporation shall apply the sinking fund so established to purchase all such shares so offered.

                  (f) If the total number of shares of 8.40% Cumulative Preferred Stock which all holders accepting such offer propose to sell exceeds the total number of such shares which the Corporation has offered to purchase, the number of such shares to be purchased from each such holder shall be determined in the following manner:

                        (i) The number of shares of the 8.40% Cumulative Preferred Stock to be purchased from each such holder shall be equivalent to the lesser of (A) the total number of such shares tendered to the Corporation by such holder, and (B) the number of such shares which bears the same proportion to the total number of such shares to be purchased by the Corporation pursuant to such offer as the total number of such shares held by such holder bears to the total number of such shares held by all holders accepting such offer;
                                       22

                        (ii) If the total number of shares of the 8.40% Cumulative Preferred Stock to be purchased from all such holders determined in accordance with clause (i) above shall be fewer than the total number of such shares which the Corporation has offered to purchase, then the number of such shares to be purchased from each such holder whose number of shares was determined pursuant to subclause (B) of clause (i) above shall be redetermined and shall be equivalent to the lesser of (A) the total number of such shares tendered to the Corporation by such holder, and (B) the number of such shares which bears the same proportion to a number equal to the difference between (x) the total number of such shares to be purchased by the Corporation pursuant to such offer and (y) the total number of such shares to be purchased by it from all holders whose number of shares was determined pursuant to subclause (A) of clause (i) above, as the total number of such shares held by such holder whose number of shares was determined pursuant to subclause
            (B) of clause (i) above bears to the total number of such shares held by all holders whose number of shares was determined pursuant to subclause (B) of clause (i) above; and

                        (iii) If  the  total  number  of  shares  of  the  8.40%
            Cumulative Preferred Stock to be purchased from all such holders in accordance with clauses (i) and (ii) above shall be fewer than the total number of such shares which the Corporation has offered to purchase, then the number of such shares to be purchased from each such holder whose number of shares was determined pursuant to subclause (B) of clause (ii) above shall be redetermined in the same manner as provided in clause (ii), until the total number of such shares to be purchased from all holders proposing to sell in response to such offer shall be equivalent to the total number of such shares which the Corporation has offered to purchase.

            If the number of shares of the 8.40% Cumulative Preferred Stock to be purchased from each holder shall be determined in accordance with clause (i), (ii) or (iii) above, the Corporation shall notify each such holder of the number of such shares to be purchased from such holder not later than 15 days prior to the date of purchase, and the Corporation shall apply the sinking fund to the purchase of such shares.

                  (g) On each purchase of shares of the 8.40% Cumulative Preferred Stock pursuant to this paragraph 4, the Corporation shall pay any transfer or other taxes to which any holder selling shares to the Corporation may be subject, other than income taxes on any dividend or gain received by the holder as a result of such sale.

                  (h) Five days after the expiration date of the 60-day period referred to in subparagraph (d) above, the balance, if any, of the sinking fund not expended for the purchase and retirement of shares, after deducting any amounts required for the payment of shares purchased but not delivered to the retirement of shares purchased but not delivered to the Corporation prior to such date, shall be restored to the general funds of the Corporation, free from the sinking fund requirement for the then calendar year, but only if the Corporation shall have satisfied in full its cumulative obligation under this paragraph 4.

                  (i)   If  at  any  time  the   Corporation   shall   not  have
      satisfied in full its cumulative obligation under this paragraph 4, the Corporation will not

                        (i) declare, pay, or set aside any amount for the payment of any dividends, or make any distribution, on its Common Stock or any class of stock ranking as to dividends or other distributions junior to shares of the 8.40% Cumulative Preferred Stock, or

                        (ii) redeem, purchase or otherwise acquire, or permit any Subsidiary to purchase or otherwise acquire, any shares of Common Stock or any class of stock or series thereof ranking as to dividends or other distributions junior or equal to the shares of the 8.40% Cumulative Preferred Stock (including any other series of Cumulative Preferred Stock), except that if the Corporation shall set aside funds in the sinking fund or funds for any other Parity Sinking Fund Preferred Stock in accordance with the third sentence of subparagraph (c) above, it may redeem or purchase shares of such other Parity Sinking Fund Preferred Stock in partial fulfillment of its sinking fund obligations with respect thereto.

                  (j)   For purposes of this paragraph 4,

                        (i)   the term  "Parity  Sinking Fund  Preferred  Stock"
            shall mean any series of Preferred Stock (including the 8.40% Cumulative Preferred Stock) or any other class or series of stock of the Corporation ranking on a parity with the Cumulative Preferred Stock as to the payment of dividends and the distribution of assets, and the terms of which shall (A) obligate the Corporation to provide a sinking fund for the redemption or purchase of shares thereof, and (B) require the Corporation, if it shall not have sufficient funds legally available to set aside and deposit the full amount for all such sinking funds, to distribute such funds as are then available among all such sinking funds in proportion to the amounts which the Corporation is then obligated to deposit in each such sinking fund, and to apply the funds so distributed to the redemption or purchase of shares in partial fulfillment of its obligation with respect to such sinking fund; and

                        (ii) the term "Subsidiary" shall mean any corporation at least the majority of the stock of which having general voting rights is, at the time as of which any determination is being made, owned by the Corporation either directly or through Subsidiaries.

            5. All shares of the 8.40% Cumulative Preferred Stock redeemed, purchased (including, without limitation, pursuant to paragraph 4 above) or otherwise acquired by the Corporation shall be canceled. Such shares shall be restored to the status of authorized but unissued shares of Cumulative
Preferred Stock, but shall not be reissued as shares of the 8.40% Cumulative Preferred Stock.

            6. The number of shares constituting such series shall be 344,000.

      J. 8.40% Cumulative Preferred Stock ($25). There is hereby established by the Board of Directors a series of Cumulative Preferred Stock ($25) which shall be designated and known as the "8.40% Cumulative Preferred
Stock ($25)" of the Corporation. The shares of such series shall have, in addition to the general terms and characteristics of all the authorized shares of Cumulative Preferred Stock ($25) set forth above, the following distinctive terms and characteristics:
                                       24

            1. the annual dividend rate for the shares of such series shall be eight and four-tenths percent (8.40%), and such dividends shall be cumulative from the date on which the shares of such series are originally issued;

            2. the premium payable to holders of the shares of such series in the event of any voluntary liquidation, dissolution or winding up of the Corporation shall be one percent (1%) of the par value thereof;

            3. the redemption price payable to the holders of the shares of such series upon the redemption of all or any part of the shares of such series shall be $25.25 plus an amount equal to accrued dividends to the date fixed for redemption; and

            4. the number of shares constituting such series shall be 1,400,000.

                            *     *     *     *     *

      These amended and restated Articles of Incorporation were adopted by unanimous written consent of the directors of the Corporation and by written consent of the sole shareholder of the Corporation. The number of votes cast for each amendment by each voting group entitled to vote separately on the amendment was sufficient for approval by that voting group.

      IN WITNESS WHEREOF, the Corporation has set its hand and seal effective as of September 19, 1997.

                                  PUBLIC SERVICE COMPANY OF COLORADO


                                                /s/ Wayne H. Brunetti
                                  By:
                                     Wayne H. Brunetti, Chief Executive Officer
Attest:


/s/ Teresa S. Madden
_____________________________
Teresa S. Madden, Corporate Secretary
                                       25